Merrill Lynch Investment Managers

Semi-Annual Report

March 31, 2001




Core Bond Portfolio &
Intermediate Term Portfolio
Merrill Lynch Bond Fund, Inc.





www.mlim.ml.com




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Core Bond Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS

Changes to the Fund
Effective February 2, 2001, Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. were renamed Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc., respectively. The renaming process represented the final step in the transformation of the Fund from what was previously an investment-grade corporate bond fund, to one that now has the capacity to utilize the entire spectrum of the investment-grade market. Prior to this year, and in line with prospectus guidelines, the Core Bond Portfolio was required to have a minimum of 65% of total assets invested in corporate bonds rated A or better by Standard & Poor's (S&P) or Moody's Investors Service. The Intermediate Term Portfolio was required to have a minimum of 65% of total assets invested in corporate bonds rated BBB/Baa or better by S&P or Moody's Investors Service. With respect to the remaining 35%, we could invest those assets in other sectors of the investment-grade fixed-income market. These sectors included US Treasury issues, mortgage-backed securities, asset-backed securities and Federal agency securities.

Although the Fund was able to achieve a reasonable level of investment diversification, the 65% minimum corporate requisite dictated that fund performance was highly correlated to the performance of the investment-grade corporate market. In essence, our ability to adequately diversify the composition of the Fund during periods of expected underperformance within the corporate sector was limited. Additionally, the Intermediate Term Portfolio was restricted from owning a security that had a final maturity greater than 10 years. This restriction was replaced by the condition that the Portfolio maintain an average weighted life of 3 years - 10 years, thereby allowing the Portfolio to participate in the long end of the yield curve. By removing the corporate focus of the Fund, and replacing it with broad investment-grade latitude, we believe that several qualities could be realized.

First, the Fund would be brought closer in line to the investment guidelines afforded other funds within the Lipper Investment Grade peer groups, thereby eliminating a competitive disadvantage of a corporate only fund. Second, through a diversified, actively managed approach, we believe that fund performance will benefit from greater consistency and lower volatility of returns. Finally, the broader investment latitude will allow involvement in the other major sectors of the investment-grade market, sectors that were much less significant in size and scope when the Investment Grade Portfolio and Intermediate Term Portfolio were initiated. During the past 10 years, the mortgage-backed markets and asset-backed markets have experienced explosive growth and currently represent important investment avenues for fixed-income investment managers.

Beyond the investment language that allowed the Fund broader involvement within the investment-grade arena, we sought approval from the Board of Directors to incorporate non-investment grade flexibility into the prospectus. During our research of those funds that have produced a solid, long-term track record of performance, the inclusion of a high-yield component was very evident. In the past 10 years, the Merrill Lynch High Yield Index has outperformed the Merrill Lynch Investment Grade Corporate Index in eight of those years. The Portfolios' exposure to the high-yield market will be limited to 10% of total assets, and our current intention is to invest in high-yield securities rated Ba by Moody's Investors Service or BB by S&P. It is our intent to access this market when we believe economic and market conditions warrant such investment. It is not our intent to have a permanent 10% allocation to the non-investment grade sector.

Market Review
During the six-month period ended March 31, 2001, the fixed-income markets continued to be greatly influenced by speculation relative to Federal Reserve Board monetary policy, the strength/weakness of the US economy and the expected direction of interest rates. As we entered the period, the pace of economic expansion continued to exhibit forward signs that the economy was indeed slowing from the torrent pace of the prior two years. Notwithstanding the building evidence that the higher interest rates were having on the economy, and despite contained inflationary pressures, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board. In response, the Federal Reserve Board chose not to lower interest rates during the final three months of 2000. However, market sentiment remained fairly upbeat despite the inaction from the Federal Reserve Board as many viewed this as the precursor for lower interest rates eventually. Accordingly, the positive outlook prompted a rally in interest rates across the entire yield curve, while spread product benefited from the belief that the economy would not enter a recessionary period. During this period, swap and corporate spread volatility remained high as inflationary concerns surrounding rising oil prices, tensions in the Middle East, poor stock market performance and the earnings impact of a weak euro, occasionally exacted their toll.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


As we entered 2001, economic conditions continued to deteriorate, particularly within the manufacturing and technology sectors. Clearly, the possibility of something worse than a soft landing gave investors reason to believe that the Federal Reserve Board would soon ease monetary policy. In early January, the Federal Reserve Board surprised the market with a 0.50% intermeeting reduction in the Federal Funds rate, citing concern relative to the slowdown of the economy. This was followed by another 0.50% reduction at both the late January and March Federal Open Market Committee meetings. We continue to believe that the Federal Reserve Board will seek to bring the Federal Funds rate down to 4% by mid-year. Market reaction to Federal Reserve Board monetary policy was consistent as the front end of the Treasury curve outperformed the longer end. Spread product, led by the corporate sector, outperformed US Treasury issues during the period as investors found comfort in the high-yielding sectors of the investment-grade market.

Investment Strategy
From a portfolio perspective, we maintained the Portfolios' bulleted approach that was incorporated into our investment strategy during mid-year 2000. Although our allocation to the corporate sector represented the largest component of portfolio composition, we limited the amount to 65%, which was the minimum standard. Simultaneously, we significantly increased the allocation to the Treasury sector given the strong technical factors influencing that sector. As we entered 2001, and in line with the new prospectus guidelines, corporate holdings were reduced with proceeds invested in the Government and mortgage-backed markets. Specifically, we reduced corporate holdings to 40% of total assets, while Treasury and mortgage-backed holdings were raised to 25% and 15%, respectively. Relative to the Lehman Aggregate Index, this represented an overweight in corporate bonds, a neutral position in Treasury and agency issues, and an underweight in mortgage-backed securities. It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while mortgages would come under pressure as refinancing activity accelerated.

With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric and gas utilities, defense contractors, life insurers and cable/media companies. In all cases, we are either positive on the outlook for that sector and/or have a favorable view on the prevailing operating picture with respect to interest margins and cash flow factors. However, we continued to liquidate some of our positions in several industries including: consumer finance companies, railroads, auto manufacturers, European telecoms and airlines. For these sectors, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we continued to avoid for the most part included: property & casualty insurers, tobacco, metals and mining, auto part manufacturers, and gaming and leisure. Sectors that are becoming more attractive given improving spread/risk attributes are forest product and paper producers, retailers, and property and casualty insurers. The Portfolios' non-corporate holdings continue to be dominated by commercial mortgage-backed securities and lower-coupon mortgage collateral.

Going forward, we believe that the Federal Reserve Board will remain aggressive in its efforts to produce a soft landing of the economy. Toward this goal, we expect the Federal Reserve Board to reduce the Federal Funds rate by another 50 basis points (0.50%) by mid-year. (After the close of the period, the Federal Reserve Board cut the Federal Funds rate by 50 basis points on April 18, 2001.) Our portfolio strategy will continue to emphasize higher-quality corporate instruments, with a diversified offset in other spread markets. In the very near term, we expect to begin the process of selling our front-end of the Treasury curve issues with reallocation into higher-coupon mortgage collateral.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


In Conclusion
We would like to welcome the shareholders of the Quality Bond Portfolio of The Asset Program, Inc. whose shares were acquired pursuant to a plan of reorganization on January 22, 2001 with the Core Bond Portfolio. We appreciate your ongoing interest in Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



May 9, 2001




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch Bond Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.



Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Core Bond Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Core Bond Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Core Bond Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                  Ten Years/
                                                                 6 Month          12 Month     Since Inception    Standardized
As of March 31, 2001                                           Total Return     Total Return     Total Return     30-Day Yield
Core Bond Portfolio Class A Shares**                               +6.93%          +11.07%         +105.91%            4.82%
Core Bond Portfolio Class B Shares**                               +6.52           +10.23          + 90.81             4.24
Core Bond Portfolio Class C Shares**                               +6.59           +10.27          + 50.84             4.18
Core Bond Portfolio Class D Shares**                               +6.90           +10.89          + 56.46             4.57
Intermediate Term Portfolio Class A Shares***                      +6.63           +10.19          +104.40             4.75
Intermediate Term Portfolio Class B Shares***                      +6.36           + 9.63          + 64.56             4.28
Intermediate Term Portfolio Class C Shares***                      +6.36           + 9.63          + 53.00             4.28
Intermediate Term Portfolio Class D Shares***                      +6.58           +10.08          + 57.23             4.65


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Portfolio's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
***The Portfolio's ten-year/since inception periods are ten years for Class A Shares, from 11/13/92 for Class B Shares and from
10/21/94 for Class C & Class D Shares.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return--Core Bond Portfolio

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/01                        +11.07%         +6.62%
Five Years Ended 3/31/01                  + 6.24          +5.38
Ten Years Ended 3/31/01                   + 7.49          +7.05

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/01                        +10.23%         +6.23%
Five Years Ended 3/31/01                  + 5.43          +5.43
Ten Years Ended 3/31/01                   + 6.67          +6.67

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/01                        +10.27%         +9.27%
Five Years Ended 3/31/01                  + 5.39          +5.39
Inception (10/21/94)
through 3/31/01                           + 6.59          +6.59

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/01                        +10.89%         +6.46%
Five Years Ended 3/31/01                  + 5.98          +5.11
Inception (10/21/94)
through 3/31/01                           + 7.20          +6.52

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/01                        +10.19%         +9.09%
Five Years Ended 3/31/01                  + 6.30          +6.09
Ten Years Ended 3/31/01                   + 7.41          +7.30

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/01                         +9.63%         +8.63%
Five Years Ended 3/31/01                   +5.75          +5.75
Inception (11/13/92)
through 3/31/01                            +6.13          +6.13

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/01                         +9.63%         +8.63%
Five Years Ended 3/31/01                   +5.74          +5.74
Inception (10/21/94)
through 3/31/01                            +6.83          +6.83

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/01                        +10.08%         +8.98%
Five Years Ended 3/31/01                  + 6.19          +5.98
Inception (10/21/94)
through 3/31/01                           + 7.28          +7.11

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                  Issue                                 Cost            Value

Bonds & Notes                                                                                        Core Bond Portfolio
US Government   NR*     Aaa   $11,000,000    Fannie Mae, 7.125% due 1/15/2030            $   12,241,680   $   12,198,010
& Agency                                     Federal Home Loan Banks:
Obligations     NR*     Aaa     3,500,000     6.75% due 5/01/2002                             3,458,980        3,582,565
--36.2%         NR*     Aaa    19,000,000     5.125% due 9/15/2003                           19,059,090       19,166,250
                                             Freddie Mac:
                NR*     Aaa    19,525,000     7.375% due 5/15/2003                           20,494,026       20,577,593
                NR*     Aaa    25,000,000     5.25% due 1/15/2006                            24,698,000       25,027,250
                NR*     Aaa    25,000,000     6.875% due 9/15/2010                           26,715,000       27,039,000
                                             US Treasury Bonds & Notes:
                AAA     Aaa    21,000,000     6.25% due 7/31/2002                            21,474,492       21,552,930
                AAA     Aaa     6,000,000     5.125% due 12/31/2002                           6,044,531        6,088,140
                AAA     Aaa    34,000,000     4.75% due 1/31/2003                            33,922,969       34,292,060
                AAA     Aaa     7,000,000     4.625% due 2/28/2003                            7,019,687        7,049,210
                AAA     Aaa       200,000     5.50% due 3/31/2003                               202,281          204,688
                AAA     Aaa    34,000,000     7.25% due 5/15/2004                            36,425,000       36,714,560
                AAA     Aaa    35,000,000     7.50% due 2/15/2005                            38,304,727       38,614,800
                AAA     Aaa    32,140,000     5.75% due 11/15/2005                           33,420,745       33,721,609
                AAA     Aaa    21,000,000     5.625% due 5/15/2008                           21,705,469       21,928,620
                AAA     Aaa    17,000,000     6% due 8/15/2009                               17,985,391       18,179,290
                AAA     Aaa    17,265,000     5% due 2/15/2011                               17,376,268       17,354,087
                AAA     Aaa    17,000,000     8.875% due 8/15/2017                           23,188,867       23,082,770
                AAA     Aaa    17,500,000     8.125% due 8/15/2019                           22,348,047       22,585,850
                AAA     Aaa    15,000,000     7.25% due 8/15/2022                            17,894,531       18,023,400
                AAA     Aaa    23,150,000     6.625% due 2/15/2027                           26,320,289       26,221,079
                AAA     Aaa     5,175,000     6.125% due 8/15/2029                            5,599,125        5,557,484
                AAA     Aaa     7,500,000     6.25% due 5/15/2030                             8,420,156        8,239,425
                                                                                         --------------   --------------
                                                                                            444,319,351      447,000,670


Asset-Backed    AAA     Aaa     8,000,000    Advanta Mortgage Loan Trust, 7.75% due
Securities**                                 10/25/2026                                       8,278,125        8,354,527
--5.8%          AAA     Aaa    19,000,000    Banc of America Commercial Mortgage Inc.,
                                             7.197% due 5/15/2010                            19,229,453       20,035,947
                AAA     Aaa       409,918    Contimortgage Home Equity Loan Trust,
                                             5.84% due 5/15/2016                                409,833          411,225
                AAA     Aaa     7,000,000    Countrywide Asset-Backed Certificates,
                                             6.102% due 8/25/2026                             6,999,847        7,057,968
                AAA     Aaa       545,325    EQCC Home Equity Loan Trust, 6.229% due
                                             3/15/2013                                          549,692          549,643
                A       A3      9,000,000    First Dominion Funding I, 7.584% due
                                             7/10/2013 (a)(b)                                 8,966,133        8,661,093
                NR*     Aaa     9,000,000    First Union-Chase Commercial Mortgage,
                                             1999-C2 A2, 6.645% due 4/15/2009                 8,533,828        9,242,484
                AAA     NR*     5,000,000    Nationslink Funding Corporation, Series 1999-2,
                                             Class A3, 7.181% due 12/20/2006                  4,920,508        5,268,381
                NR*     Aaa    12,000,000    Saxon Asset Securities Trust, 6.265% due
                                             7/25/2023                                       12,000,000       12,162,964
                                                                                         --------------   --------------
                                                                                             69,887,419       71,744,232

Banking--3.5%   A-      A2     11,000,000    First Union Corporation, 6.30% due
                                             4/15/2028 (a)                                   10,958,420       10,712,680
                A       A1     10,000,000    Firstar Bank NA, 7.125% due 12/01/2009           9,913,090       10,486,500
                BBB     a1     16,700,000    KeyCorp Capital I, 7.141% due 7/01/2028 (a)     16,531,998       15,465,820
                A+      A1      3,500,000    Mellon Financial Co., 5.75% due 11/15/2003       3,493,525        3,548,545


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


SCHEDULE OF INVESTMENTS (continued)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                  Issue                                 Cost            Value

Bonds & Notes (continued)                                                                            Core Bond Portfolio
Banking                                      NationsBank Corp.:
(concluded)     A       Aa3   $ 1,300,000     6.50% due 8/15/2003                        $    1,336,075   $    1,332,214
                A+      Aa2     2,000,000     6.125% due 7/15/2004                            2,045,760        2,026,340
                                                                                         --------------   --------------
                                                                                             44,278,868       43,572,099

Canadian        BBB     Baa3    4,000,000    AT&T Canada Inc., 7.65% due 9/15/2006 (2)        3,982,560        3,954,240
Corporates++--  BBB     Baa2    9,050,000    Canadian National Railway Co., 6.90% due
1.7%                                         7/15/2028 (2)                                    8,185,820        8,610,623
                A       A2      8,000,000    Nortel Networks Limited, 6.125% due
                                             2/15/2006 (2)                                    7,844,020        7,724,080
                                                                                         --------------   --------------
                                                                                             20,012,400       20,288,943

Finance--2.5%   AA-     Aa3       600,000    Associates Corporation of North America,
                                             7.40% due 5/15/2006                                653,814          639,990
                A+      A1      6,000,000    CIT Group Holdings Inc., 7.50% due
                                             11/14/2003                                       5,995,200        6,266,820
                                             Commercial Credit Co.:
                AA-     Aa3     2,000,000     6.125% due 12/01/2005                           2,049,240        2,012,780
                AA-     Aa3     6,800,000     6.75% due 7/01/2007                             6,984,092        6,964,764
                A       A2     15,000,000    Household Finance Corporation, 6.50% due
                                             1/24/2006                                       14,967,150       15,292,350
                                                                                         --------------   --------------
                                                                                             30,649,496       31,176,704

Finance--       BB+     Ba2    14,000,000    Comdisco Inc., 6% due 1/30/2002                 13,741,240       12,110,000
Other--6.4%                                  Donaldson, Lufkin & Jenrette Inc.:
                AA-     A1      3,000,000     8% due 3/01/2005                                2,995,860        3,214,650
                AA-     A1      2,038,000     6.875% due 11/01/2005                           1,932,394        2,113,121
                                             EOP Operating LP:
                BBB+    Baa1    4,150,000     7.375% due 11/15/2003                           4,145,933        4,294,628
                BBB+    Baa1    4,500,000     7.75% due 11/15/2007                            4,482,180        4,718,610
                                             General Electric Capital Corp.:
                AAA     Aaa     5,000,000     5.35% due 3/30/2006                             4,995,650        4,974,050
                AAA     Aaa       500,000     8.75% due 5/21/2007                               611,680          579,510
                A+      A1      4,000,000    Goldman Sachs Group, Inc., 7.625% due
                                             8/17/2005                                        3,999,280        4,257,240
                A       A2      6,000,000    Hartford Life, 7.375% due 3/01/2031              5,955,600        6,103,860
                                             Lehman Brothers Holdings, Inc.:
                A       A2      3,500,000     7.625% due 6/01/2006                            3,515,120        3,693,270
                A       A2      6,250,000     7% due 2/01/2008                                6,407,562        6,344,375
                BBB-    Baa3    4,000,000    Liberty Property LP, 7.25% due 3/15/2011         3,971,720        3,954,400
                AA-     Aa3     3,000,000    Morgan Stanley, Dean Witter, Discover & Co.,
                                             7.125% due 1/15/2003                             2,999,340        3,104,760
                AA+     Aa1     3,750,000    Paine Webber Group Inc., 6.375% due
                                             5/15/2004                                        3,619,163        3,855,975
                BBB+    Baa1    4,500,000    Prologis Trust, 7% due 10/01/2003                4,446,450        4,603,815
                A       Aa3    10,100,000    Salomon Smith Barney Holdings, Inc., 7.125%
                                             due 10/01/2006                                  10,506,929       10,571,670
                BBB     Baa1    1,000,000    Simon Debartolo, 6.75% due 6/15/2005               990,460          993,760
                                                                                         --------------   --------------
                                                                                             79,316,561       79,487,694

Industrial--    A+      A1      6,500,000    Anheuser-Busch Companies Inc., 7.50% due
Consumer                                     3/15/2012                                        6,459,310        7,267,000
Goods--0.6%


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS (continued)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                  Issue                                 Cost            Value

Bonds & Notes (continued)                                                                            Core Bond Portfolio
Industrial--    BBB+    Baa1  $ 5,000,000    ANR Pipeline, 9.625% due 11/01/2021         $    6,492,300   $    6,067,300
Energy--3.8%    BBB     Baa2    3,500,000    El Paso Energy Corporation, 8.05% due
                                             10/15/2030                                       3,792,390        3,735,200
                BBB+    Baa1    3,000,000    Enron Corporation, 9.875% due 6/15/2003          3,145,530        3,259,410
                BBB     Baa2    5,750,000    NiSource Finance Corporation, 7.875% due
                                             11/15/2010                                       5,715,903        6,239,687
                A+      A1      5,750,000    Texaco Capital Inc., 8.625% due 11/15/2031       7,583,732        7,109,013
                BB+     Baa3    8,000,000    WCG Note Trust, 8.25% due 3/15/2004 (b)          8,000,000        7,960,960
                                             Williams Companies, Inc.:
                BBB-    Baa2    8,105,000     7.625% due 7/15/2019                            7,716,284        8,137,744
                BBB-    Baa2    4,800,000     7.50% due 1/15/2031 (b)                         4,755,360        4,756,464
                                                                                         --------------   --------------
                                                                                             47,201,499       47,265,778

Industrial--    AA-     A2      2,500,000    Boeing Capital Corp., 7.375% due 9/27/2010       2,497,375        2,739,525
Manufacturing-- A+      A2     11,500,000    First Data Corporation, 6.75% due
5.0%                                         7/15/2005                                       11,911,930       11,898,705
                A       A2     20,000,000    Ford Motor Credit Company, 7.375% due
                                             2/01/2011                                       19,935,510       20,717,400
                A       A2      4,000,000    General Motors Acceptance Corp., 6.625%
                                             due 9/19/2002                                    3,915,080        4,077,960
                A       A2      2,200,000    Honeywell International, 7.50% due 3/01/2010     2,166,506        2,411,794
                BBB-    Baa3    4,000,000    Martin Marietta Corp., 7.375% due 4/15/2013      3,846,440        4,093,360
                BBB-    Baa3    4,000,000    Northrop-Grumman Corporation, 7.875% due
                                             3/01/2026                                        3,820,200        4,053,960
                BBB-    Baa3    6,000,000    Raytheon Company, 6.75% due 3/15/2018            5,029,140        5,398,800
                BBB+    Baa1    6,000,000    Sun Microsystems Inc., 7.50% due 8/15/2006       5,974,920        6,161,340
                                                                                         --------------   --------------
                                                                                             59,097,101       61,552,844

Industrial--    BB+     Ba2    10,000,000    Circus Circus Enterprises, Inc., 6.70%
Services--4.7%                               due 11/15/2096                                   9,977,700        9,790,000
                                             Comcast Cable Communications:
                BBB     Baa2    3,000,000     6.375% due 1/30/2006                            2,992,110        3,031,050
                BBB     Baa2    3,000,000     6.20% due 11/15/2008                            2,992,050        2,927,970
                BBB     Baa2    6,000,000     6.75% due 1/30/2011                             5,974,470        6,014,700
                BBB-    Baa3   10,000,000    News America Inc., 7.25% due 5/18/2018           9,063,735        9,363,800
                BBB     Baa2    3,000,000    Safeway Inc., 7.25% due 2/01/2031                2,992,350        2,957,820
                A       A3      8,000,000    TCI Communications Inc., 8.75% due
                                             8/01/2015                                        9,384,480        9,108,800
                A       A3      3,000,000    Tele-Communications Inc., 8.25% due
                                             1/15/2003                                        3,073,080        3,133,260
                BBB     Ba1     5,350,000    USA Waste Services Inc., 6.50% due
                                             12/15/2002                                       5,025,683        5,365,462
                A-      A3      6,000,000    Viacom Inc., 7.875% due 7/30/2030                6,360,240        6,412,380
                                                                                         --------------   --------------
                                                                                             57,835,898       58,105,242

Industrial--    BBB     Baa1    1,000,000    Norfolk Southern Corporation, 7.25% due
Transportation                               2/15/2031                                          994,150          962,070
--0.5%                                       Southwest Airlines Co.:
                A       A3      2,000,000     8% due 3/01/2005                                1,989,220        2,119,840
                A       A3      3,000,000     7.875% due 9/01/2007                            2,983,950        3,203,070
                                                                                         --------------   --------------
                                                                                              5,967,320        6,284,980


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


SCHEDULE OF INVESTMENTS (continued)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                  Issue                                 Cost            Value

Bonds & Notes (continued)                                                                            Core Bond Portfolio
Mortgage-Backed                              Fannie Mae:
Securities**--  AAA     Aaa   $73,100,000     6.50% (c)                                  $   72,734,500   $   72,802,483
18.7%           AAA     Aaa     9,000,000     6.50% (c)                                       9,090,000        9,106,830
                AAA     Aaa    46,300,000     7% (c)                                         46,791,938       46,863,934
                AAA     Aaa    17,734,236     6% due 5/01/2014                               17,606,771       17,761,710
                AAA     Aaa    10,403,452     7% due 11/18/2027                              10,147,024       10,765,180
                AAA     Aaa     5,615,270     6.50% due 2/01/2031                             5,566,135        5,595,705
                AAA     Aaa    42,948,063     6.50% due 3/01/2031                            42,815,681       42,786,708
                AAA     Aaa    10,000,000     7% due 3/01/2031                               10,118,750       10,119,413
                AAA     Aaa       431,773     6.50% due 4/01/2031                               427,994          430,141
                AAA     Aaa    14,500,000     7% due 4/01/2031                               14,672,188       14,676,610
                                                                                         --------------   --------------
                                                                                            229,970,981      230,908,714

Sovereign                                    Korea Development Bank (1):
Guarantee++--   BBB     Baa2    7,000,000     7.125% due 4/22/2004                            6,948,900        7,090,510
1.3%            BBB     Baa2    8,000,000     7.375% due 9/17/2004                            8,003,760        8,178,960
                                                                                         --------------   --------------
                                                                                             14,952,660       15,269,470

Utilities--     AA-     Aa3     3,550,000    Ameritech Capital Funding, 6.45% due
Communications                               1/15/2018                                        3,727,855        3,321,345
--3.1%          BB      Ba2     4,900,000    Frontier Corp., 6% due 10/15/2013 (a)            4,893,336        4,767,210
                A+      A2      2,750,000    GTE Corporation, 6.84% due 4/15/2018             2,826,945        2,637,525
                BBB+    A3        200,000    MCI WorldCom Inc., 6.125% due 4/15/2012 (a)        199,466          199,978
                BBB+    Baa1    3,500,000    Qwest Capital Funding, 7.90% due
                                             8/15/2010 (b)                                    3,493,140        3,707,820
                BBB+    Baa1    5,000,000    Sprint Capital Corporation, 5.70% due
                                             11/15/2003                                       4,999,150        4,931,500
                                             Verizon Global Funding Corp. (b):
                A+      A1      4,500,000     7.25% due 12/01/2010                            4,491,360        4,748,801
                A+      A1      7,000,000     7.75% due 12/01/2030                            7,487,130        7,444,437
                A       A2      6,000,000    Vodafone Group PLC, 7.625% due 2/15/2005         5,990,520        6,367,614
                                                                                         --------------   --------------
                                                                                             38,108,902       38,126,230

Utilities--     BBB+    Baa2    5,000,000    Commonwealth Edison Company, 6.95% due
Electric & Gas                               7/15/2018                                        4,978,600        4,765,550
--3.1%          BBB+    Baa1    2,000,000    Conectiv Inc., 6.73% due 6/01/2006               2,000,000        2,009,440
                BBB+    Baa1    9,000,000    Dominion Resources Inc., 7.625% due
                                             7/15/2005                                        9,091,980        9,536,760
                A       A3      4,400,000    Keyspan Corporation, 7.625% due 11/15/2010       4,420,306        4,787,772
                A       A1        250,000    Mississippi Power, 6.05% due 5/01/2003             255,620          253,793
                A-      A3      3,000,000    Pennsylvania Power & Light Co., 6.125% due
                                             5/01/2006 (a)                                    2,998,200        3,001,530
                                             South Carolina Electric & Gas:
                A       A1      4,000,000     7.50% due 6/15/2005                             3,982,920        4,270,160
                A       A1      2,000,000     6.70% due 2/01/2011                             1,995,060        2,041,080
                BBB+    A3      7,500,000    Xcel Energy Inc., 7% due 12/01/2010              7,478,700        7,623,900
                                                                                         --------------   --------------
                                                                                             37,201,386       38,289,985


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                  Issue                                 Cost            Value

Bonds & Notes (concluded)                                                                            Core Bond Portfolio
Yankee                                       Ford Capital BV (1):
Corporates++    A       A2    $10,000,000     9.875% due 5/15/2002                       $   10,531,200   $   10,441,200
--1.6%          A       A2      3,995,000     9.50% due 6/01/2010                             4,430,215        4,622,255
                A+      Aa3     2,000,000    Midland Bank PLC, 7.65% due 5/01/2025 (1)        2,191,680        2,120,660
                BBB     Baa1    3,000,000    Telecom de Puerto Rico, 6.15% due
                                             5/15/2002 (2)                                    2,999,310        3,015,651
                                                                                         --------------   --------------
                                                                                             20,152,405       20,199,766

                                             Total Investments in
                                             Bonds & Notes--98.5%                         1,205,411,557    1,216,540,351

Short-Term Securities

Commercial                     40,000,000    CIT Group Holdings Inc., 5.20% due
Paper***--11.1%                              4/03/2001                                       39,994,222       39,994,222
                               27,338,000    General Motors Acceptance Corp., 5.38% due
                                             4/02/2001                                       27,338,000       27,338,000
                               35,000,000    J.P. Morgan Chase & Co., 5.17% due
                                             4/03/2001                                       34,994,974       34,994,974
                               35,000,000    Transamerica Finance Corporation,
                                             5.08% due 4/10/2001                             34,960,489       34,960,489

                                             Total Investments in
                                             Short-Term Securities--11.1%                   137,287,685      137,287,685

Total Investments--109.6%                                                                $1,342,699,242    1,353,828,036
                                                                                         ==============
Liabilities in Excess of Other Assets--(9.6%)                                                              (118,515,268)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,235,312,768
                                                                                                          ==============



*Not Rated.
**Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
++Corresponding industry groups for foreign securities:
(1)Financial Institution.
(2)Industrial.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS
               S&P    Moody's    Face
Industries    Rating   Rating   Amount                        Issue                          Cost              Value

Bonds & Notes                                                                                Intermediate Term Portfolio
US Government   AAA     Aaa   $ 3,000,000    Fannie Mae, 7.125% due 1/15/2030            $    3,338,640   $    3,326,730
& Agency        AAA     Aaa     1,000,000    Federal Home Loan Bank, 5.125% due
Obligations                                  9/15/2003                                        1,003,110        1,008,750
--33.6%                                      Freddie Mac:
                AAA     Aaa     1,000,000     7.375% due 5/15/2003                            1,049,630        1,053,910
                NR*     Aaa     9,000,000     5.25% due 1/15/2006                             8,895,420        9,009,810
                AAA     Aaa     6,000,000     6.875% due 9/15/2010                            6,411,600        6,489,360
                                             US Treasury Bonds & Notes:
                AAA     Aaa    10,000,000     6.25% due 7/31/2002                            10,213,242       10,263,300
                AAA     Aaa     5,750,000     4.75% due 1/31/2003                             5,742,715        5,799,392
                AAA     Aaa     9,000,000     4.625% due 2/28/2003                            9,026,250        9,063,270
                AAA     Aaa    12,500,000     7.25% due 5/15/2004                            13,419,418       13,498,000
                AAA     Aaa     8,000,000     7.50% due 2/15/2005                             8,737,246        8,826,240
                AAA     Aaa     4,000,000     5.75% due 11/15/2005                            4,164,473        4,196,840
                AAA     Aaa     8,250,000     7% due 7/15/2006                                9,107,227        9,141,990
                AAA     Aaa     8,000,000     5.625% due 5/15/2008                            8,295,898        8,353,760
                AAA     Aaa     6,000,000     6% due 8/15/2009                                6,370,664        6,416,220
                AAA     Aaa     3,000,000     5% due 2/15/2011                                3,047,812        3,015,480
                AAA     Aaa    12,500,000     8.875% due 8/15/2017                           17,005,664       16,972,625
                AAA     Aaa     5,500,000     7.25% due 8/15/2022                             6,593,828        6,608,580
                AAA     Aaa     3,000,000     6.625% due 2/15/2027                            3,474,844        3,397,980
                AAA     Aaa     9,875,000     6.25% due 5/15/2030                            10,910,129       10,848,576
                                                                                         --------------   --------------
                                                                                            136,807,810      137,290,813

Asset-Backed    AAA     Aaa     4,000,000    Advanta Mortgage Loan Trust, 7.75% due
Securities++--                               10/25/2026                                       4,139,063        4,177,264
8.5%            AAA     Aaa    10,000,000    Honda Auto Lease Trust, Series 1999-A,
                                             Class A5, 6.65% due 7/15/2005                   10,004,297       10,169,670
                AAA     NR*    10,000,000    Nationslink Funding Corporation, Series
                                             1999-2, Class A3, 7.181% due 12/20/2006         10,000,000       10,536,762
                NR*     NR*    10,000,000    Spinnaker I, 6.625% due 5/01/2001 (a)(d)        10,000,000        9,987,100
                                                                                         --------------   --------------
                                                                                             34,143,360       34,870,796

Banking--5.2%   A       A1      5,500,000    Bank of New York Company, Inc., 6.625% due
                                             6/15/2003                                        5,392,310        5,672,590
                A       A1      3,500,000    Firstar Bank NA, 7.125% due 12/01/2009           3,474,555        3,670,275
                A       A2      3,000,000    Fleetboston Financial Corp., 7.25% due
                                             9/15/2005                                        2,996,520        3,174,240
                A       A2      3,000,000    Mellon Financial Co., 6.875% due 3/01/2003       2,741,610        3,089,820
                A       A2      3,750,000    Republic of New York Corp., 9.70% due
                                             2/01/2009                                        4,672,460        4,442,662
                BBB+    A3      1,000,000    Washington Mutual Inc., 7.50% due 8/15/2006        993,550        1,056,630
                                                                                         --------------   --------------
                                                                                             20,271,005       21,106,217

Canadian        BBB     Baa3    4,000,000    AT&T Canada Inc., 7.65% due 9/15/2006 (3)        3,988,720        3,954,240
Corporates***   A       A2      1,500,000    Nortel Networks Limited, 6.125% due
--2.6%                                       2/15/2006 (3)                                    1,456,635        1,448,265
                A-      A2      5,000,000    Trans-Canada Pipelines, 6.43% due
                                             3/15/2029 (3)                                    5,000,000        5,117,500
                                                                                         --------------   --------------
                                                                                             10,445,355       10,520,005


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS (continued)
               S&P    Moody's    Face
Industries    Rating   Rating   Amount                        Issue                          Cost              Value

Bonds & Notes (continued)                                                                    Intermediate Term Portfolio
Finance--2.0%   A+      A1    $   500,000    CIT Group Holdings Inc., 7.50% due
                                             11/14/2003                                  $      499,600   $      522,235
                AA-     Aa3     2,080,000    Commercial Credit Co., 6.75% due
                                             7/01/2007                                        2,126,675        2,130,398
                A+      A2      2,500,000    Deere & Co., 7.125% due 3/03/2031                2,487,100        2,458,200
                A       A2      3,000,000    Household Finance Corporation, 8%
                                             due 5/09/2005                                    2,961,450        3,225,060
                                                                                         --------------   --------------
                                                                                              8,074,825        8,335,893

Finance--                                    Avalonbay Communities:
Other--6.0%     BBB+    Baa1    3,500,000     8.25% due 7/15/2008                             3,497,410        3,780,210
                BBB+    Baa1    1,500,000     7.50% due 8/01/2009                             1,447,545        1,556,730
                                             EOP Operating LP:
                BBB+    Baa1    3,000,000     7.375% due 11/15/2003                           2,997,060        3,104,550
                BBB+    Baa1    2,000,000     7.75% due 11/15/2007                            1,992,080        2,097,160
                A       A2      2,000,000    Hartford Life, 7.375% due 3/01/2031              1,985,200        2,034,620
                AA-     Aa3     2,500,000    Morgan Stanley, Dean Witter, Discover &
                                             Co., 7.125% due 1/15/2003                        2,499,450        2,587,300
                AA+     Aa1     1,750,000    Paine Webber Group Inc., 6.375% due
                                             5/15/2004                                        1,688,942        1,799,455
                BBB+    Baa1    2,000,000    Prologis Trust, 7% due 10/01/2003                1,976,200        2,046,140
                A       Aa3     1,400,000    Salomon Smith Barney Holdings, Inc., 7.125%
                                             due 10/01/2006                                   1,456,406        1,465,380
                BBB     Baa1    4,000,000    Simon Debartolo, 6.75% due 6/15/2005             3,961,840        3,975,040
                                                                                         --------------   --------------
                                                                                             23,502,133       24,446,585

Industrial--    BBB     Baa2      500,000    Kellogg Company, 7.45% due 4/01/2031               497,500          501,348
Consumer
Goods--0.1%

Industrial--    BBB+    Baa1    2,625,000    Enron Corporation, 9.875% due 6/15/2003          2,752,339        2,851,984
Energy--5.1%    BBB     Baa2    1,500,000    NiSource Finance Corporation, 7.875%
                                             due 11/15/2010                                   1,491,105        1,627,744
                BBB     Baa2    6,000,000    Ultramar Credit, 8.625% due 7/01/2002            6,521,940        6,229,200
                BBB-    Baa3    5,000,000    Valero Energy Corporation, 7.375% due
                                             3/15/2006                                        4,884,150        5,264,150
                BB+     Baa3    2,800,000    WCG Note Trust, 8.25% due 3/15/2004 (b)          2,800,000        2,786,336
                BBB-    Baa2    2,000,000    Williams Companies, Inc., 7.625% due
                                             7/15/2019                                        2,058,700        2,008,080
                                                                                         --------------   --------------
                                                                                             20,508,234       20,767,494

Industrial--    A-      A2      2,500,000    Alcan Inc., 7.25% due 3/15/2031                  2,481,025        2,469,275
Manufacturing                                Ford Motor Credit Company:
--4.6%          A       A2      4,320,000     6.875% due 2/01/2006                            4,396,766        4,437,677
                A       A2      2,500,000     7.375% due 2/01/2011                            2,491,100        2,589,675
                BBB-    Baa3    1,500,000    Northrop-Grumman Corporation, 7.875% due
                                             3/01/2026                                        1,568,235        1,520,235
                BBB-    Baa3    3,500,000    Raytheon Company, 8.30% due 3/01/2010            3,866,765        3,751,615
                A+      A2      4,000,000    United Technology Corporation, 6.35% due
                                             3/01/2011                                        3,990,560        4,059,360
                                                                                         --------------   --------------
                                                                                             18,794,451       18,827,837

Industrial--    BBB     Baa2    4,000,000    Comcast Cable Communications, 8.375% due
Services--                                   5/01/2007                                        4,060,680        4,410,320
4.9%            BBB+    Baa1    4,000,000    Computer Associates International, 6.25%
                                             due 4/15/2003                                    3,992,480        3,936,400
                A       A2      2,800,000    Computer Sciences Corp., 6.25% due
                                             3/15/2009                                        2,785,552        2,659,944


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

SCHEDULE OF INVESTMENTS (continued)
               S&P    Moody's    Face
Industries    Rating   Rating   Amount                        Issue                          Cost              Value

Bonds & Notes (continued)                                                                    Intermediate Term Portfolio
Industrial--    A       A3    $ 3,000,000    TCI Communications Inc., 8.65% due
Services                                     9/15/2004                                   $    3,099,270   $    3,245,850
(concluded)     A       A3      2,000,000    Tele-Communications Inc., 8.25% due
                                             1/15/2003                                        2,048,720        2,088,840
                BBB     Ba1     1,000,000    USA Waste Services Inc., 6.125% due
                                             7/15/2001 (a)                                      997,950          999,890
                A-      A3      2,500,000    Viacom Inc., 7.875% due 7/30/2030                2,686,500        2,671,825
                                                                                         --------------   --------------
                                                                                             19,671,152       20,013,069

Industrial--    BBB+    Baa2    4,500,000    Burlington North Santa Fe, 7.125% due
Transportation                               12/15/2010                                       4,494,600        4,672,170
--2.2%          BBB     Baa1    3,500,000    Norfolk Southern Corporation, 7.25% due
                                             2/15/2031                                        3,479,525        3,367,245
                A       A3      1,000,000    Southwest Airlines Co., 8% due 3/01/2005           994,610        1,059,920
                                                                                         --------------   --------------
                                                                                              8,968,735        9,099,335

Mortgage-Backed                              Fannie Mae:
Securities++--  AAA     Aaa    21,100,000     6.50% (c)                                      20,994,500       21,014,123
14.0%           AAA     Aaa     3,000,000     6.50% (c)                                       3,030,000        3,035,610
                AAA     Aaa    14,000,000     7% (c)                                         14,148,750       14,170,520
                AAA     Aaa     4,949,089     6% due 5/01/2014                                4,913,518        4,956,756
                AAA     Aaa     5,112,094     7% due 11/18/2027                               4,986,089        5,289,842
                AAA     Aaa     8,999,100     6.50% due 3/01/2031                             8,978,008        8,965,098
                                                                                         --------------   --------------
                                                                                             57,050,865       57,431,949

Utilities--     BB      Ba2     3,000,000    Frontier Corp., 6% due 10/15/2013 (a)            2,995,920        2,918,700
Communications  BBB+    Baa1    1,000,000    Qwest Capital Funding, 7.90% due
--5.0%                                       8/15/2010 (b)                                      997,850        1,059,377
                                             Sprint Capital Corporation:
                BBB+    Baa1      500,000     5.70% due 11/15/2003                              499,915          493,150
                BBB+    Baa1    2,000,000     7.625% due 1/30/2011                            1,987,140        2,012,240
                                             Verizon Global Funding Corp. (b):
                A+      A1      1,500,000     7.25% due 12/01/2010                            1,497,120        1,582,934
                A+      A1      3,500,000     7.75% due 12/01/2030                            3,743,565        3,722,219
                A       A2      3,000,000    Vodafone Group PLC, 7.625% due 2/15/2005         2,995,260        3,183,807
                BBB+    A3      5,000,000    WorldCom Inc., 8.25% due 5/15/2010               5,158,350        5,229,000
                                                                                         --------------   --------------
                                                                                             19,875,120       20,201,427

Utilities--     AAA     Aaa     5,000,000    Commonwealth Edison Company, 8.25% due
Electric                                     10/01/2006                                       5,817,400        5,495,960
& Gas--3.5%     BBB+    Baa1    1,000,000    Conectiv Inc., 6.73% due 6/01/2006               1,000,000        1,004,720
                                             Dominion Resources Inc.:
                BBB+    Baa1    2,000,000     7.625% due 7/15/2005                            1,995,320        2,119,280
                BBB+    Baa1    1,500,000     8.125% due 6/15/2010                            1,503,000        1,656,375
                A-      A3      1,000,000    Pennsylvania Power & Light Co., 6.125% due
                                             5/01/2006 (a)                                      999,400        1,000,510
                                             South Carolina Electric & Gas:
                A       A1      1,000,000     7.50% due 6/15/2005                               995,730        1,067,540
                A       A1      2,000,000     6.70% due 2/01/2011                             1,995,060        2,041,080
                                                                                         --------------   --------------
                                                                                             14,305,910       14,385,465


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


SCHEDULE OF INVESTMENTS (concluded)
               S&P    Moody's    Face
Industries    Rating   Rating   Amount                        Issue                          Cost              Value

Bonds & Notes (concluded)                                                                    Intermediate Term Portfolio
Yankee          A       A2    $ 2,000,000    Ford Capital BV, 9.875% due 5/15/2002 (2)   $    2,300,380   $    2,088,240
Corporates***   BBB     Baa3    3,000,000    Korea Electric Power Corp., 8% due
--1.3%                                       7/01/2002 (3)                                    2,994,990        3,074,700
                                                                                         --------------   --------------
                                                                                              5,295,370        5,162,940

Yankee          BB+     Baa3    3,000,000    United Mexican States, 9.875% due
Sovereign***                                 2/01/2010 (1)                                    3,277,140        3,220,497
--0.8%
                                             Total Investments in Bonds &
                                             Notes--99.4%                                   401,488,965      406,181,670


Short-Term Securities

Commercial Paper**             18,000,000    CIT Group Holdings Inc., 5.20% due 4/03/2001    17,997,400       17,997,400
--9.3%                         12,895,000    General Electric Capital Corp., 5.15% due
                                             4/04/2001                                       12,891,311       12,891,311
                                6,877,000    General Motors Acceptance Corp., 5.38% due
                                             4/02/2001                                        6,877,000        6,877,000

                                             Total Investments in Short-Term
                                             Securities--9.3%                                37,765,711       37,765,711

Total Investments--108.7%                                                                $  439,254,676      443,947,381
                                                                                         ==============
Liabilities in Excess of Other Assets--(8.7%)                                                               (35,352,083)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  408,595,298
                                                                                                          ==============


*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
***Corresponding industry groups for foreign securities:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.
++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(d)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $9,987,000, representing 2.4% of net assets.

                                              Acquisition
Issue                           Date              Cost            Value

Spinnaker I, 6.625% due
5/01/2001                    4/16/1998       $  10,000,000     $  9,987,100
                                             -------------     ------------
Total                                        $  10,000,000     $  9,987,100
                                             =============     ============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION

Statements of Assets and Liabilities as of March 31, 2001
                                                                                           Core Bond        Intermediate
                                                                                           Portfolio       Term Portfolio
Assets:             Investments, at value*                                               $1,353,828,036   $  443,947,381
                    Cash                                                                            477              873
                    Receivables:
                      Securities sold                                                       129,178,982       38,340,393
                      Interest                                                               15,159,778        5,028,836
                      Capital shares sold                                                     2,242,791        1,146,531
                      Loaned securities                                                          33,239            1,708
                    Prepaid registration fees and other assets                                   94,221           47,384
                                                                                         --------------    -------------
                    Total assets                                                          1,500,537,524      488,513,106
                                                                                         --------------    -------------

Liabilities:        Payables:
                      Securities purchased                                                  257,700,264       76,483,998
                      Capital shares redeemed                                                 4,337,222        2,198,481
                      Dividends to shareholders                                               1,840,854          654,305
                      Distributor                                                               405,043           69,300
                      Investment adviser                                                        343,658          116,020
                      Reorganization costs                                                       58,726               --
                    Accrued expenses and other liabilities                                      538,989          395,704
                                                                                         --------------    -------------
                    Total liabilities                                                       265,224,756       79,917,808
                                                                                         --------------    -------------

Net Assets:         Net assets                                                           $1,235,312,768    $ 408,595,298
                                                                                         ==============    =============

Net Assets          Class A Common Stock, $.10 par value++                               $    4,634,642   $    1,294,509
Consist of:         Class B Common Stock, $.10 par value++++                                  4,457,536        1,140,767
                    Class C Common Stock, $.10 par value++++++                                  617,532           37,524
                    Class D Common Stock, $.10 par value++++++++                              1,457,469        1,146,034
                    Paid-in capital in excess of par                                      1,308,378,251      425,815,686
                    Accumulated realized capital losses on investments--net                (75,855,275)     (23,787,214)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                       (19,506,181)      (1,744,713)
                    Unrealized appreciation on investments--net                              11,128,794        4,692,705
                                                                                         --------------    -------------
                    Net assets                                                           $1,235,312,768    $ 408,595,298
                                                                                         ==============    =============

Net      Class A:   Net assets                                                           $  512,627,839    $ 146,153,192
Asset                                                                                    ==============    =============
Value:              Shares outstanding                                                       46,346,422       12,945,086
                                                                                         ==============    =============
                    Net asset value and redemption price per share                       $        11.06    $       11.29
                                                                                         ==============    =============
         Class B:   Net assets                                                           $  493,049,533    $ 128,807,471
                                                                                         ==============    =============
                    Shares outstanding                                                       44,575,360       11,407,672
                                                                                         ==============    =============
                    Net asset value and redemption price per share                       $        11.06    $       11.29
                                                                                         ==============    =============
         Class C:   Net assets                                                           $   68,330,362    $   4,237,403
                                                                                         ==============    =============
                    Shares outstanding                                                        6,175,320          375,235
                                                                                         ==============    =============
                    Net asset value and redemption price per share                       $        11.07    $       11.29
                                                                                         ==============    =============
         Class D:   Net assets                                                           $  161,305,034    $ 129,397,232
                                                                                         ==============    =============
                    Shares outstanding                                                       14,574,689       11,460,344
                                                                                         ==============    =============
                    Net asset value and redemption price per share                       $        11.07    $       11.29
                                                                                         ==============    =============

                    *Identified cost                                                     $1,342,699,242    $ 439,254,676
                                                                                         ==============    =============
                    ++Authorized shares--Class A                                            250,000,000      100,000,000
                                                                                         ==============    =============
                    ++++Authorized shares--Class B                                          250,000,000       50,000,000
                                                                                         ==============    =============
                    ++++++Authorized shares--Class C                                        100,000,000       50,000,000
                                                                                         ==============    =============
                    ++++++++Authorized shares--Class D                                      100,000,000       50,000,000
                                                                                         ==============    =============


                    See Notes to Financial Statements.

Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Operations for the Six Months Ended March 31, 2001
                                                                                              Core         Intermediate
                                                                                              Bond             Term
                                                                                            Portfolio        Portfolio
Investment          Interest and discount earned                                         $   41,199,011    $  14,251,165
Income:             Other                                                                       517,023          175,348
                                                                                         --------------    -------------
                    Total income                                                             41,716,034       14,426,513
                                                                                         --------------    -------------

Expenses:           Investment advisory fees                                                  2,167,697          730,190
                    Account maintenance and distribution fees--Class B                        1,746,560          307,767
                    Transfer agent fees--Class A                                                418,405          287,381
                    Transfer agent fees--Class B                                                435,377          257,608
                    Transfer agent fees--Class D                                                133,226          259,425
                    Account maintenance fees--Class D                                           197,491           64,358
                    Account maintenance and distribution fees--Class C                          238,677            8,514
                    Accounting services                                                         150,564           53,098
                    Printing and shareholder reports                                             83,381           18,963
                    Registration fees                                                            50,011           23,704
                    Transfer agent fees--Class C                                                 57,147            7,221
                    Custodian fees                                                               33,675           18,963
                    Professional fees                                                            19,938            7,586
                    Pricing fees                                                                  8,669            4,741
                    Directors' fees and expenses                                                  5,816            1,896
                    Other                                                                        14,688            7,585
                                                                                         --------------    -------------
                    Total expenses                                                            5,761,322        2,059,000
                                                                                         --------------    -------------
                    Investment income--net                                                   35,954,712       12,367,513
                                                                                         --------------    -------------

Realized &          Realized gain on investments--net                                         3,592,149        3,377,269
Unrealized          Change in unrealized appreciation/depreciation on
Gain on             investments--net                                                         38,087,227        9,373,992
Investments--Net:                                                                        --------------    -------------
                    Net Increase in Net Assets Resulting from Operations                 $   77,634,088   $   25,118,774
                                                                                         ==============    =============

                    See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                                  Core Bond Portfolio
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           March 31,      September 30,
Increase (Decrease) in Net Assets:                                                            2001             2000
Operations:         Investment income--net                                               $   35,954,712   $   79,263,571
                    Realized gain (loss) on investments--net                                  3,592,149     (53,653,641)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         38,087,227       26,835,578
                                                                                         --------------    -------------
                    Net increase in net assets resulting from operations                     77,634,088       52,445,508
                                                                                         --------------    -------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                              (16,090,514)     (34,301,752)
                      Class B                                                              (13,274,113)     (31,956,562)
                      Class C                                                               (1,680,351)      (3,839,946)
                      Class D                                                               (4,909,734)      (9,165,311)
                                                                                         --------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (35,954,712)     (79,263,571)
                                                                                         --------------    -------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                       43,914,106    (209,747,911)
                                                                                         --------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  85,593,482    (236,565,974)
                    Beginning of period                                                   1,149,719,286    1,386,285,260
                                                                                         --------------    -------------

                    End of period                                                        $1,235,312,768   $1,149,719,286
                                                                                         ==============    =============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets                                                          Intermediate Term Portfolio
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           March 31,      September 30,
Increase (Decrease) in Net Assets:                                                            2001             2000
Operations:         Investment income--net                                               $   12,367,513    $  26,688,333
                    Realized gain (loss) on investments--net                                  3,377,269     (16,183,347)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          9,373,992        8,479,388
                                                                                         --------------    -------------
                    Net increase in net assets resulting from operations                     25,118,774       18,984,374
                                                                                         --------------    -------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                               (4,571,204)      (9,741,127)
                      Class B                                                               (3,631,655)      (8,278,603)
                      Class C                                                                 (100,120)        (188,573)
                      Class D                                                               (4,064,534)      (8,480,030)
                                                                                         --------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (12,367,513)     (26,688,333)
                                                                                         --------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                              (106,723)     (60,039,884)
                                                                                         --------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  12,644,538     (67,743,843)
                    Beginning of period                                                     395,950,760      463,694,603
                                                                                         --------------    -------------
                    End of period                                                        $  408,595,298    $ 395,950,760
                                                                                         ==============    =============

                    See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                               Core Bond Portfolio
                                                                                         Class A
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001       2000      1999        1998       1997
Per Share           Net asset value, beginning of period          $   10.68  $   10.88  $   11.78  $   11.40   $   11.16
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .72        .70        .73         .76
                    Realized and unrealized gain (loss)
                    on investments--net                                 .38      (.20)      (.90)        .38         .24
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .73        .52      (.20)       1.11        1.00
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.35)      (.72)      (.70)      (.73)       (.76)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.06  $   10.68  $   10.88  $   11.78   $   11.40
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.93%++      5.09%    (1.70%)     10.05%       9.22%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          .60%*       .57%       .57%       .58%        .57%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           6.47%*      6.79%      6.22%      6.32%       6.73%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 512,628  $ 489,778  $ 535,188  $ 600,655   $ 519,708
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              199.15%     94.67%     79.06%    149.41%     113.46%
                                                                  =========  =========  =========  =========   =========


                                                                                         Class B
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001       2000      1999        1998      1997
Per Share           Net asset value, beginning of period          $   10.68  $   10.88  $   11.78  $   11.40   $   11.16
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .31        .64        .61        .64         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                    .38      (.20)      (.90)        .38         .24
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .69        .44      (.29)       1.02         .91
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.31)      (.64)      (.61)      (.64)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.06  $   10.68  $   10.88  $   11.78   $   11.40
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.52%++      4.29%    (2.45%)      9.21%       8.39%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                         1.37%*      1.34%      1.33%      1.34%       1.34%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           5.70%*      6.02%      5.46%      5.56%       5.96%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 493,050  $ 455,162  $ 636,115  $ 685,345   $ 577,989
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              199.15%     94.67%     79.06%    149.41%     113.46%
                                                                  =========  =========  =========  =========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                                     Core Bond Portfolio
                                                                                         Class C
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,      For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001       2000      1999        1998      1997
Per Share           Net asset value, beginning of period          $   10.68  $   10.88  $   11.79  $   11.40   $   11.17
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .31        .64        .61        .63         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                    .39      (.20)      (.91)        .39         .23
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .70        .44      (.30)       1.02         .90
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.31)      (.64)      (.61)      (.63)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.07  $   10.68  $   10.88  $   11.79   $   11.40
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.59%++      4.23%    (2.58%)      9.25%       8.23%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                         1.42%*      1.39%      1.38%      1.40%       1.39%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           5.63%*      5.96%      5.41%      5.50%       5.91%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  68,330  $  55,889  $  79,581  $  77,464   $  49,918
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              199.15%     94.67%     79.06%    149.41%     113.46%
                                                                  =========  =========  =========  =========   =========

                                                                                         Class D
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001       2000      1999       1998       1997
Per Share           Net asset value, beginning of period          $   10.68  $   10.88  $   11.79  $   11.41   $   11.17
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .34        .70        .67        .70         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                    .39      (.20)      (.91)        .38         .24
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .73        .50      (.24)       1.08         .97
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.34)      (.70)      (.67)      (.70)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.07  $   10.68  $   10.88  $   11.79   $   11.41
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.90%++      4.83%    (2.03%)      9.77%       8.95%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          .85%*       .82%       .82%       .82%        .82%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           6.21%*      6.55%      5.98%      6.07%       6.47%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 161,305  $ 148,890  $ 135,401  $ 123,202   $  77,398
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              199.15%     94.67%     79.06%    149.41%     113.46%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                             Intermediate Term Portfolio
                                                                                         Class A
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001       2000      1999        1998       1997
Per Share           Net asset value, beginning of period          $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .36        .71        .70        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                    .36      (.18)      (.72)        .34         .21
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .72        .53      (.02)       1.07         .94
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.36)      (.71)      (.70)      (.73)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.29  $   10.93  $   11.11  $   11.83   $   11.49
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.63%++      5.02%     (.18%)      9.59%       8.59%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          .84%*       .78%       .73%       .67%        .65%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           6.42%*      6.51%      6.09%      6.27%       6.43%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 146,153  $ 144,352  $ 161,113  $ 200,679   $ 179,115
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.00%    143.77%    113.52%    111.03%      76.99%
                                                                  =========  =========  =========  =========   =========

                                                                                         Class B
                                                                For the Six
The following per share data and ratios have been derived       Months Ended
from information provided in the financial statements.           March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998      1997
Per Share           Net asset value, beginning of period          $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .33        .66        .64        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                    .36      (.18)      (.72)        .33         .22
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .69        .48      (.08)       1.00         .89
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.33)      (.66)      (.64)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.29  $   10.93  $   11.11  $   11.83   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.36%++      4.49%     (.69%)      8.94%       8.13%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                         1.35%*      1.30%      1.24%      1.18%       1.17%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           5.90%*      5.98%      5.58%      5.75%       5.91%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 128,808  $ 120,250  $ 162,211  $ 178,464   $ 148,148
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.00%    143.77%    113.52%    111.03%      76.99%
                                                                  =========  =========  =========  =========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                             Intermediate Term Portfolio
                                                                                         Class C
                                                                  For the Six
The following per share data and ratios have been derived         Months Ended
from information provided in the financial statements.             March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               2001      2000       1999        1998       1997
Per Share           Net asset value, beginning of period          $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .33        .65        .64        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                    .36      (.18)      (.72)        .34         .21
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .69        .47      (.08)       1.01         .88
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.33)      (.65)      (.64)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.29  $   10.93  $   11.11  $   11.83   $   11.49
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.36%++      4.48%     (.70%)      9.03%       7.99%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                         1.36%*      1.30%      1.24%      1.20%       1.20%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           5.88%*      5.97%      5.57%      5.70%       5.89%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in
Data:               thousands)                                    $   4,237  $   2,859  $   3,904  $   4,832   $   1,571
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                              143.00%    143.77%    113.52%    111.03%      76.99%
                                                                  =========  =========  =========  =========   =========

                                                                                         Class D
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.            March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998      1997
Per Share           Net asset value, beginning of period          $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .70        .69        .71         .72
                    Realized and unrealized gain (loss) on
                    investments--net                                    .36      (.18)      (.72)        .33         .22
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .71        .52      (.03)       1.04         .94
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.35)      (.70)      (.69)      (.71)       (.72)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.29  $   10.93  $   11.11  $   11.83   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share              6.58%++      4.92%     (.28%)      9.39%       8.58%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          .94%*       .88%       .83%       .77%        .77%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                           6.32%*      6.41%      6.01%      6.16%       6.32%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 129,397  $ 128,490  $ 136,467  $ 106,294   $  64,335
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.00%    143.77%    113.52%    111.03%      76.99%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
The Core Bond Portfolio (formerly Investment Grade Portfolio) and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") (formerly Merrill Lynch Corporate Bond Fund, Inc.), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Portfolios invest in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolios take possession of the underlying securities, mark to market such securities and, if necessary, receive additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which each Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Portfolios will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of September 30, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(i) Security loans--The Portfolios receive compensation in the form of fees, or they retain a portion of the interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2001, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $4,368,329,000.


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


NOTES TO FINANCIAL STATEMENTS


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                                       Account                   Distribution
                                   Maintenance Fees                   Fees
Portfolio                 Class B      Class C    Class D    Class B    Class C

Core Bond                     .25%       .25%       .25%       .50%       .55%
Intermediate Term             .25%       .25%       .10%       .25%       .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                               FAMD                          MLPF&S
Portfolio              Class A       Class D        Class A        Class D

Core Bond               $  456        $ 3,983        $ 4,955        $44,760
Intermediate Term       $    9        $    91        $   374        $ 2,037


For the six months ended March 31, 2001, MLPF&S received contingent deferred sales charges of $283,151 relating to transactions in Class B Shares, amounting to $264,865 and $18,286 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively, and $3,859 relating to transactions in Class C Shares, amounting to $3,658 and $201 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $34,000 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $30,000 and $4,000 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 2001, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$12,059 for security price quotations to compute the net asset values of the Portfolios.

Accounting services were provided to the Portfolios by FAM through December 31, 2000. Up to this date, the Portfolios reimbursed FAM $90,909 for these services. As of January 1, 2001, accounting services are provided to the Portfolios by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Portfolios. The Portfolios will pay the cost of these services. In addition, the Portfolios will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2001 were as follows:

                                              Intermediate
                              Core Bond           Term
                              Portfolio        Portfolio

Purchases                   $ 2,035,389,159   $  560,748,370
                            ---------------   --------------
Sales                       $ 1,993,047,206   $  553,805,441
                            ===============   ==============



Net realized gains for the six months ended March 31, 2001 and net unrealized gains as of March 31, 2001 were as follows:

                                 Realized         Unrealized
Core Bond Portfolio               Gains             Gains

Long-term investments          $  3,591,954   $   11,128,794
Short-term investments                  195               --
                               ------------   --------------
Total                          $  3,592,149   $   11,128,794
                               ============   ==============


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


                                 Realized         Unrealized
Intermediate Term Portfolio       Gains             Gains

Long-term investments          $  3,377,202   $    4,692,705
Short-term investments                   67               --
                               ------------   --------------
Total                          $  3,377,269   $    4,692,705
                               ============   ==============


As of March 31, 2001, net unrealized appreciation for Federal income tax purposes was as follows:


                                                Intermediate
                                Core Bond           Term
                                Portfolio        Portfolio

Gross unrealized
appreciation                   $ 18,669,237   $    6,910,310
Gross unrealized
depreciation                    (7,540,443)      (2,217,605)
                               ------------   --------------
Net unrealized
appreciation                   $ 11,128,794   $    4,692,705
                               ============   ==============


The aggregate cost of investments at March 31, 2001 for Federal income tax purposes was $1,342,699,242 for the Core Bond Portfolio and $439,254,676 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended March 31, 2001 was $43,914,106 for the Core Bond Portfolio and $(106,723) for the Intermediate Term Portfolio. Net decrease in net assets derived from capital share transactions for the year ended September 30, 2000 was $209,747,911 for the Core Bond Portfolio and $60,039,884 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:


Core Bond Portfolio

Class A Shares for the Six Months                   Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                       4,934,279   $   53,829,491
Shares issued resulting from
reorganization                        3,325           36,469
Shares issued to shareholders
in reinvestment of dividends        219,971        2,395,721
                               ------------   --------------
Total issued                      5,157,575       56,261,681
Shares redeemed                 (4,689,356)     (51,029,339)
                               ------------   --------------
Net increase                        468,219   $    5,232,342
                               ============   ==============


Core Bond Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                      10,194,148   $  108,164,526
Shares issued to shareholders
in reinvestment of dividends        558,004        5,915,635
                               ------------   --------------
Total issued                     10,752,152      114,080,161
Shares redeemed                (14,079,515)    (149,377,774)
                               ------------   --------------
Net decrease                    (3,327,363)  $  (35,297,613)
                               ============   ==============


Core Bond Portfolio

Class B Shares for the Six Months                   Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                       7,651,185   $   83,508,975
Shares issued resulting from
reorganization                      692,835        7,599,924
Shares issued to shareholders
in reinvestment of dividends        618,174        6,734,251
                               ------------   --------------
Total issued                      8,962,194       97,843,150
Automatic conversion of shares    (635,572)      (6,937,344)
Shares redeemed                 (6,386,117)     (69,404,838)
                               ------------   --------------
Net increase                      1,940,505   $   21,500,968
                               ============   ==============


Core Bond Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                       9,668,395   $  102,783,751
Shares issued to shareholders
in reinvestment of dividends      1,635,475       17,344,995
                               ------------   --------------
Total issued                     11,303,870      120,128,746
Automatic conversion of shares  (2,223,218)     (23,615,151)
Shares redeemed                (24,929,899)    (264,645,785)
                               ------------   --------------
Net decrease                   (15,849,247)  $ (168,132,190)
                               ============   ==============


Core Bond Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 2001                Shares          Amount

Shares sold                       1,222,329   $   13,367,750
Shares issued resulting from
reorganization                      303,906        3,334,855
Shares issued to shareholders
in reinvestment of dividends         98,760        1,076,860
                               ------------   --------------
Total issued                      1,624,995       17,779,465
Shares redeemed                   (682,891)      (7,409,497)
                               ------------   --------------
Net increase                        942,104   $   10,369,968
                               ============   ==============


Merrill Lynch Bond Fund, Inc.,
Core Bond Portfolio & Intermediate Term Portfolio
March 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Core Bond Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                       1,084,759   $   11,518,024
Shares issued to shareholders
in reinvestment of dividends        238,259        2,527,653
                               ------------   --------------
Total issued                      1,323,018       14,045,677
Shares redeemed                 (3,403,635)     (36,185,456)
                               ------------   --------------
Net decrease                    (2,080,617)  $  (22,139,779)
                               ============   ==============


Core Bond Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 2001                Shares          Amount

Shares sold                       2,578,486   $   28,092,496
Automatic conversion of shares      634,992        6,937,344
Shares issued resulting from
reorganization                       41,484          455,320
Shares issued to shareholders
in reinvestment of dividends        211,208        2,303,744
                               ------------   --------------
Total issued                      3,466,170       37,788,904
Shares redeemed                 (2,829,959)     (30,978,076)
                               ------------   --------------
Net increase                        636,211   $    6,810,828
                               ============   ==============



Core Bond Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                       5,598,778   $   59,411,765
Automatic conversion of shares    2,221,610       23,615,151
Shares issued to shareholders
in reinvestment of dividends        366,137        3,879,436
                               ------------   --------------
Total issued                      8,186,525       86,906,352
Shares redeemed                 (6,689,433)     (71,084,681)
                               ------------   --------------
Net increase                      1,497,092   $   15,821,671
                               ============   ==============


Intermediate Term Portfolio

Class A Shares for the Six Months                   Dollar
Ended March 31, 2001              Shares            Amount

Shares sold                       2,778,266   $   31,053,434
Shares issued to shareholders
in reinvestment of dividends        115,881        1,290,113
                               ------------   --------------
Total issued                      2,894,147       32,343,547
Shares redeemed                 (3,153,101)     (35,077,003)
                               ------------   --------------
Net decrease                      (258,954)  $   (2,733,456)
                               ============   ==============


Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 2000            Shares          Amount

Shares sold                       4,438,367   $   48,345,752
Shares issued to shareholders
in reinvestment of dividends        253,820        2,757,303
                               ------------   --------------
Total issued                      4,692,187       51,103,055
Shares redeemed                 (5,990,966)     (65,239,255)
                               ------------   --------------
Net decrease                    (1,298,779)  $  (14,136,200)
                               ============   ==============



Intermediate Term Portfolio

Class B Shares for the Six Months                   Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                       2,331,529   $   26,004,501
Shares issued to shareholders
in reinvestment of dividends        127,624        1,421,095
                               ------------   --------------
Total issued                      2,459,153       27,425,596
Automatic conversion of shares    (220,318)      (2,454,299)
Shares redeemed                 (1,829,699)     (20,348,285)
                               ------------   --------------
Net increase                        409,136   $    4,623,012
                               ============   ==============



Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                       3,218,357   $   35,033,025
Shares issued to shareholders
in reinvestment of dividends        356,372        3,876,093
                               ------------   --------------
Total issued                      3,574,729       38,909,118
Automatic conversion of shares    (473,907)      (5,122,161)
Shares redeemed                 (6,703,197)     (72,931,588)
                               ------------   --------------
Net decrease                    (3,602,375)  $  (39,144,631)
                               ============   ==============


Intermediate Term Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                         213,625   $    2,378,840
Shares issued to shareholders
in reinvestment of dividends          5,807           64,810
                               ------------   --------------
Total issue                         219,432        2,443,650
Shares redeemed                   (105,701)      (1,171,713)
                               ------------   --------------
Net increase                        113,731   $    1,271,937
                               ============   ==============



Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                         167,024   $    1,822,422
Shares issued to shareholders
in reinvestment of dividends         11,848          128,927
                               ------------   --------------
Total issue                         178,872        1,951,349
Shares redeemed                   (268,737)      (2,927,649)
                               ------------   --------------
Net decrease                       (89,865)   $     (976,300)
                               ============   ==============



Intermediate Term Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 2001                  Shares        Amount

Shares sold                       2,526,577   $   28,211,590
Automatic conversion of shares      220,318        2,454,299
Shares issued to shareholders
in reinvestment of dividends         56,459          628,620
                               ------------   --------------
Total issued                      2,803,354       31,294,509
Shares redeemed                 (3,095,103)     (34,562,725)
                               ------------   --------------
Net decrease                      (291,749)  $   (3,268,216)
                               ============   ==============


Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                       4,586,412   $   49,891,647
Automatic conversion of shares      473,907        5,122,161
Shares issued to shareholders
in reinvestment of dividends        143,420        1,558,959
                               ------------   --------------
Total issued                      5,203,739       56,572,767
Shares redeemed                 (5,734,959)     (62,355,520)
                               ------------   --------------
Net decrease                      (531,220)  $   (5,782,753)
                               ============   ==============


5. Short-Term Borrowings:
On December 1, 2000, the Portfolios, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of .09% per annum based on the Portfolios pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolios did not borrow under the facility during the six months ended March 31, 2001.

6. Loaned Securities:
At March 31, 2001, the Core Bond Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $60,506,000 as collateral for Portfolio securities loaned having a market value of approximately $58,125,000 and the Intermediate Term Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $16,696,000 as collateral for Portfolio securities loaned having a market value of approximately $16,276,000.

7. Capital Loss Carryforward:
At September 30, 2000, the Fund had a capital loss carryforward of approximately $51,565,000 in the Core Bond Portfolio, of which $21,203,000 expires in 2003, $2,604,000 expires in 2005 and
$27,758,000 expires in 2008 and approximately $14,335,000 in the Intermediate Term Portfolio, of which $6,608,000 expires in 2003, $276,000 expires in 2005 and $7,451,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

8. Acquisition of the Quality Bond Portfolio of The Asset Program, Inc.:
On January 22, 2001, the Core Bond Portfolio acquired all of the net assets of the Quality Bond Portfolio of The Asset Program, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 1,208,632 shares of common stock of the Quality Bond Portfolio for 1,041,550 shares of common stock of the Core Bond Portfolio. The Quality Bond Portfolio's net assets on that date of $11,426,568, including $55,158 of net unrealized depreciation and $1,029,873 of accumulated net realized capital losses, were combined with those of the Core Bond Portfolio. The aggregate net assets immediately after the acquisition amounted to $1,205,992,363.